Exhibit 1.01

 Data I/O Corporation’s Conflict Minerals Report
in Accordance with Rule 13p-1 under the Securities Exchange Act of 1934

This is the Conflict Minerals Report of Data I/O Corporation (“Data I/O,” the “Company,” “we,” “us,” or “our”) and subsidiaries for calendar year 2020 in accordance with Rule 13p-1 (“Rule 13p-1”) under the Securities Exchange Act of 1934 (the “1934 Act”). Please refer to Rule 13p-1, Form SD and the 1934 Act Release No. 34-67716 for definitions to the terms used in this Report, unless otherwise defined herein.

Company and Manufacturing Overview

Data I/O Corporation and its subsidiaries manufacture or contract to manufacture electronic equipment used primarily in our customer’s production process for semiconductor programming and handling. We had approximately $20.3 million in revenue in 2020, with 96 employees at the end of 2020. Our manufacturing takes place in Redmond, Washington, USA; Shanghai, China; and minor amounts in Gräfelfing, Germany. Our manufacturing primarily consists of final assembly of purchased parts and subassemblies. We contract for the manufacture of certain subassemblies, boards and adapters.

Assessment of Products

We assessed our products to determine if they contained necessary conflict minerals. We determined our software products did not contain conflict minerals. Our equipment products (SentriX, PSV7000, PSV5000, PSV3000, PSV2800, ProLine RoadRunner, RoadRunner3, FlashPAK III, LumenX programmers, FlashCORE programmers, and related options for media handling, vision, laser marking, and adapters) all include one or more necessary conflict minerals.

Process

An internal team sponsored by our Vice President - Chief Operating & Financial Officer and driven by our internal supply chain and administrative personnel from each of our USA, China and German offices works to gather the information to prepare our Conflict Mineral Report.

We reviewed our conflict mineral policy and the use of a due diligence framework. We developed a supplier contact and survey process and reviewed supply chain risk and mitigation. We maintain a documentation management information system and records retention to comply with the conflict mineral reporting requirements. Steps are described in more detail below.

Conflict Minerals Policy

Data I/O is committed to working with our global supply chain to achieve greater transparency in our supply chain.  Our goal is to source responsibly to manufacture products that do not contain Conflict Minerals that support armed conflict in any of the Covered Countries. As a result, we have established a conflict minerals compliance program that is designed to follow the framework established by the OECD (Organization for Economic Co-operation and Development) in all material respects.  As part of that program, we expect that our suppliers conduct conflict minerals due diligence through their supply chains and report their results to us.

Due Diligence Framework

In conducting our due diligence, we implemented the OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas (OECD 2011) (“OECD Framework”), an internationally recognized due diligence frame work, including the related supplements on gold, tin, tantalum and tungsten.

As an electronics manufacturer, Data I/O’s due diligence measures were based on the Electronic Industry Citizenship Coalition and Global e-Sustainability (“EICC/GeSI”) initiative with the smelters and refiners of conflict minerals who provide those conflict minerals to our suppliers. As a company in the semiconductor programming equipment business, Data I/O is several levels removed from the smelter or actual mining of conflict minerals. Data I/O does not make direct purchases of raw ore or unrefined conflict minerals from smelters or metal traders, or purchases from the Covered Countries. We depend entirely on our multi-tiered supply chain to provide conflict mineral sourcing information.

Data I/O’s Due Diligence

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Assessed our products as to whether they contained conflict minerals and if so, that the conflict minerals were necessary to the function of the products. All of our equipment products contain one or more necessary conflict minerals.
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Contacted our suppliers and interviewed or surveyed them regarding their conflict mineral sourcing as well as reviewing their supply-chain for items including conflict minerals. This involved educating them on the annual SEC reporting requirements and our due diligence expectations.
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Reasonable country of origin inquiry and due diligence by conducting a supply-chain survey with direct suppliers of materials potentially containing conflict minerals using updated EICC/GeSI Conflict Minerals Reporting Template to identify the smelters and refiners. Our production supplier list had 16 that we determined had no conflict mineral metals. We requested surveys from a total of 134. We received completed surveys from 45; letters of inapplicability from 9; and no response from 64 despite follow-ups. This included follow up on identified discrepancies of reported smelter information and no responses to our survey request. We experienced lower levels of survey compliance and higher follow up difficulties, which we attributed in part to supply chain related impacts of COVID-19.
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Consolidating the survey information and comparing the smelters and refiners identified in the supply-chain survey against the list of smelter facilities which have been identified as “conflict free” by programs such as the RMI’s Responsible Minerals Assurance Process (RMAP) program for tantalum, tin, tungsten and gold. Significant variation in the names used by suppliers and missing data in certain surveys of smelter listings from our suppliers impacted our ability to have clarity on the identity of the actual smelter sourced by our supply chain in some instances.

Data I/O does not have a direct relationship with 3TG smelters and refiners, nor do we perform direct audits of these entities that provide our supply chain the 3TG. We rely upon the industry (for example, EICC and CFSI) and larger entities’ efforts to influence smelters and refineries to get audited and certified through CFSI’s CFS program.

Certain suppliers were able to identify specifically the smelters or refiners of Conflict Minerals that went into parts supplied to us. We typically were not able to receive tailored information relative to the parts we purchased but received generically all possible smelter information for our supplier’s entire supply chain. These responses included the names of smelters or refiners listed in the table below. We reviewed the facilities as to being on the CFSI list of smelters and refiners. We were not able to verify that all of the smelters or refiners named were certified Conflict-Free by CSFI, sometimes due to differences in names used by smelters or refiners.

With the exception of the responding suppliers described above, we are therefore unable to identify any of the other smelters or refiners actually in our supply chain.

Our identified smelter, facility country and metal table is provided at the bottom of this report.

Conflict Mineral Reporting Conclusion

After exercising the due diligence described above, the Company was unable to determine whether or not its products contain conflict minerals: (1) from recycled or scrap sources as defined in the Conflict Minerals Rule, (2) that did not originate in the Covered Countries, or (3) that did not directly or indirectly finance or benefit armed groups, as defined in the Conflict Minerals Rule, in the Covered Countries.

Our conclusion was due to a lack of information from our suppliers, regarding sourcing of parts and metals with conflict mineral content, required to conclude whether the necessary conflict minerals originated in the Covered Countries and, if so, whether the necessary conflict minerals were from recycle or scrap sources, were DRC conflict free or have not been found to be DRC conflict free.

Independent Audit

Pursuant to SEC guidance, this Conflict Mineral Report is not audited as none of the Company’s products have been found to be “DRC conflict free”.

Current and Future Steps

We continue to encourage and follow up with existing and new suppliers on completing and expanding surveys and working with their supply chains to identify the sourcing of conflict minerals. For the purpose of the required Reasonable Country of Origin Inquiry (RCOI) and additional due diligence, we continued to receive supply chain responses through May 19, 2021. In future compliance periods, we intend to take additional steps to further improve the information gathered in our due diligence in order to further determine sourcing, and mitigate the risk that the necessary conflict minerals benefit armed groups in the covered countries. The current and future steps include:

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Increase the response rate and completeness of suppliers’ smelters surveys, especially with the supply-chain of suppliers to our suppliers. Continue to make the Conflict Minerals supplier survey part of initial qualification of new vendors.
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Perform further follow-up on survey response’s information discrepancies, missing data, or refinement for our purchases. (Limited progress in getting refined smelter information or specific smelters related to Data I/O purchases information in 2020.)
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Encourage and negotiate with suppliers to responsibly source items containing conflict minerals and provide transparency with their supply-chain as to conflict mineral sourcing. (We continue to have weak negotiating leverage regarding obtaining smelter information from our from our suppliers, due to our size and volume of purchasing, and the volume of suppliers not individually subject to reporting to the SEC, resulted in limited transparency improvements in 2020.) Starting the survey follow up and cut off process earlier to provide more reconciliation and investigation time as well as avoiding some of this year’s problems related to inaccessibility to some supply chain members due to Covid-19 restrictions. Plant closures by suppliers as well as reduced purchasing volumes in 2020 reduced the survey cooperation of suppliers, which we believe should improve with business recovery. Performing additional screenings of, and with, suppliers to better determine the applicability of supplying of items containing conflict minerals as part of goods purchased from them during the year.

We expect the Company and our suppliers whose products contain conflict minerals to responsibly source and provide information as to the source of conflict minerals, as well as expecting their sub tier suppliers to do the same. We expect that conflict mineral RCOI processes and systems are designed consistent with the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict- Affected and High Risk-Areas. If we determine that any supplier is sourcing DRC conflict minerals that benefit armed groups, then we expect the supplier to commit to plan and take corrective action to move to a conflict free source. If suitable action is not taken, we expect to look to alternative sources for the product. Our goal is not to ban procurement of minerals from the DRC and adjoining countries, but to assure procurement from responsible sources in the region. If we determine that any of the components of our products contain minerals from a mine, smelter or facility that is “non-conflict free”, we expect to work towards transitioning to products that are “conflict free”. Our ability to do so is dependent on the criticality of the specific part and the availability of alternative suppliers.

Identified Smelter, Facility Country and Metal Table

Smelter Name	Country	Metal

Abington Reldan Metals, LLC	UNITED STATES OF AMERICA	Gold
Accurate Refining Group	UNITED STATES	Gold
Advanced Chemical Company	UNITED STATES OF AMERICA	Gold
African Gold Refinery	UGANDA	Gold
AGR (Perth Mint Australia)	AUSTRALIA	Gold
Aida Chemical Industries Co., Ltd.	JAPAN	Gold
AKITA Seiren	JAPAN	Gold
Aktyubinsk Copper Company TOO	KAZAKHSTAN	Gold
Al Etihad Gold LLC	UNITED ARAB EMIRATES	Gold
Al Ghaith Gold	UNITED ARAB EMIRATES	Gold
Alexy Metals	United States	Gold
Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY	Gold
Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN	Gold
AngloGold Ashanti Corrego do Sitio Mineracao	BRAZIL	Gold
Argor-Heraeus SA	SWITZERLAND	Gold
ARY Aurum Plus	UNITED ARAB EMIRATES	Gold
Asahi Pretec Corp.	JAPAN	Gold
Asahi Refining Canada Limited	CANADA	Gold
Asahi Refining USA Inc.	UNITED STATES OF AMERICA	Gold
Asaka Riken Co., Ltd.	JAPAN	Gold
ATAkulche	TURKEY	Gold
AU Traders and Refiners	SOUTH AFRICA	Gold
Augmont Enterprises Private Limited	INDIA	Gold
Aurubis AG	GERMANY	Gold
BALORE REFINERSGA	INDIA	Gold

Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES	Gold
Bauer Walser AG	GERMANY	Gold
Boliden AB	SWEDEN	Gold
C. Hafner GmbH + Co. KG	GERMANY	Gold
C.I Metales Procesados Industriales SAS	COLOMBIA	Gold
Caridad	MEXICO	Gold
CCR	CANADA	Gold
Cendres + M?taux SA	SWITZERLAND	Gold
CGR Metalloys Pvt Ltd.	INDIA	Gold
Chimet S.p.A.	ITALY	Gold
Chugai Mining	JAPAN	Gold
Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)	Gold
Daye Non-Ferrous Metals Mining Ltd.	CHINA	Gold
DEGUSSA	GERMANY	Gold
Dijllah Gold Refinery FZC	UNITED ARAB EMIRATES	Gold
Do Sung Corporation	KOREA, REPUBLIC OF	Gold
Doduco	GERMANY	Gold
DS PRETECH Co., Ltd.	KOREA, REPUBLIC OF	Gold
Eco-System Recycling Co., Ltd. East Plant	JAPAN	Gold
Eco-System Recycling Co., Ltd. North Plant	JAPAN	Gold
Eco-System Recycling Co., Ltd. West Plant	JAPAN	Gold
Ekaterinburg	RUSSIAN FEDERATION	Gold
Elemetal Refining, LLC	UNITED STATES OF AMERICA	Gold
Emerald Jewel Industry India Limited (Unit 1)	India	Gold
Emerald Jewel Industry India Limited (Unit 2)	India	Gold
Emerald Jewel Industry India Limited (Unit 3)	India	Gold
Emerald Jewel Industry India Limited (Unit 4)	India	Gold
Emirates Gold DMCC	UNITED ARAB EMIRATES	Gold
Faggi Enrico S.p.A.	ITALY	Gold
Fidelity Printers and Refiners Ltd.	ZIMBABWE	Gold
FSE Novosibirsk Refinery	RUSSIAN FEDERATION	Gold
Fujairah Gold FZC	UNITED ARAB EMIRATES	Gold
Fujian Zijin mining stock company gold smelter	CHINA	Gold
GCC Gujrat Gold Centre Pvt. Ltd.	INDIA	Gold
Geib Refining Corporation	UNITED STATES OF AMERICA	Gold
Gold Coast Refinery	GHANA	Gold
Gold Refinery of Zijin Mining Group Co., Ltd.	CHINA	Gold
Great Wall Precious Metals Co,. LTD.	CHINA	Gold
Guangdong Gaoyao Co	CHINA	Gold
Guangdong Hua Jian Trade Co., Ltd.	CHINA	Gold
GUANGDONG JINXIAN GAOXIN CAI LIAO GONG SI	CHINA	Gold
Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA	Gold

Hang Seng Technology	CHINA	Gold
Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA	Gold
HeeSung Metal Ltd.	KOREA, REPUBLIC OF	Gold
Heimerle + Meule GmbH	GERMANY	Gold
Henan Yuguang Gold & Lead Co., Ltd.	CHINA	Gold
Heraeus Germany GmbH Co. KG	GERMANY	Gold
Heraeus Ltd. Hong Kong	CHINA	Gold
Hetai Gold Mineral Guangdong Co., Ltd.	CHINA	Gold
Hop Hing electroplating factory Zhejiang	CHINA	Gold
Hunan Chenzhou Mining Co., Ltd.	CHINA	Gold
Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	CHINA	Gold
Hung Cheong Metal Manufacturing Limited	CHINA	Gold
HwaSeong CJ CO., LTD.	KOREA, REPUBLIC OF	Gold
Industrial Refining Company	BELGIUM	Gold
Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA	Gold
International Precious Metal Refiners	UNITED ARAB EMIRATES	Gold
Ishifuku Metal Industry Co., Ltd.	JAPAN	Gold
Istanbul Gold Refinery	TURKEY	Gold
Italpreziosi	ITALY	Gold
JALAN & Company	INDIA	Gold
Japan Mint	JAPAN	Gold
JCC	CHINA	Gold
Jin Jinyin Refining Co., Ltd.	CHINA	Gold
Jinli Enterprice Co., Ltd	TAIWAN, PROVINCE OF CHINA	Gold
Jinlong Copper Co., Ltd.	CHINA	Gold
JSC Uralelectromed	RUSSIAN FEDERATION	Gold
JX Nippon Mining & Metals Co., Ltd.	JAPAN	Gold
K.A. Rasmussen	Norway	Gold
Kaloti Precious Metals	UNITED ARAB EMIRATES	Gold
Kazakhmys Smelting LLC	KAZAKHSTAN	Gold
Kazzinc	KAZAKHSTAN	Gold
Kennecott Utah Copper LLC	UNITED STATES OF AMERICA	Gold
KGHM Polska Miedz S.A.	POLAND	Gold
Kojima Chemicals Co., Ltd.	JAPAN	Gold
Korea Metal Co., Ltd.	KOREA, REPUBLIC OF	Gold
Korea Zinc Co., Ltd.	KOREA, REPUBLIC OF	Gold
Kosak Seiren	JAPAN	Gold
Kundan Care Products Ltd.	INDIA	Gold
Kyrgyzaltyn JSC	KYRGYZSTAN	Gold
Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION	Gold
L'azurde Company For Jewelry	SAUDI ARABIA	Gold
LinBao Gold Mining	CHINA	Gold

Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA	Gold
L'Orfebre S.A.	ANDORRA	Gold
LS-NIKKO Copper Inc.	KOREA, REPUBLIC OF	Gold
Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA	Gold
Marsam Metals	BRAZIL	Gold
Materion	UNITED STATES OF AMERICA	Gold
Matsuda Sangyo Co., Ltd.	JAPAN	Gold
MD Overseas	India	Gold
Metal Concentrators SA (Pty) Ltd.	South Africa	Gold
Metallix Refining Inc.	United States	Gold
Metalor Switzerland	SWITZERLAND	Gold
Metalor Technologies (Hong Kong) Ltd.	CHINA	Gold
Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE	Gold
Metalor Technologies (Suzhou) Ltd.	CHINA	Gold
Metalor USA Refining Corporation	UNITED STATES OF AMERICA	Gold
Metalurgica Met-Mex Penoles S.A. De C.V.	MEXICO	Gold
Mitsubishi Materials Corporation	JAPAN	Gold
Mitsui Kinzoku Co., Ltd.	JAPAN	Gold
MMTC-PAMP India Pvt., Ltd.	INDIA	Gold
Modeltech Sdn Bhd	MALAYSIA	Gold
Morris and Watson	NEW ZEALAND	Gold
Morris and Watson Gold Coast	AUSTRALIA	Gold
Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION	Gold
Nadir Metal Rafineri San. Ve Tic. A.S.	TURKEY	Gold
Navoi Mining and Metallurgical Combinat	UZBEKISTAN	Gold
NH Recytech Company	KOREA, REPUBLIC OF	Gold
Nihon Material Co., Ltd.	JAPAN	Gold
Nihon Superior Co., Ltd.	JAPAN	Gold
Nohon Material Corporation	JAPAN	Gold
Nyrstar Metals	UNITED STATES OF AMERICA	Gold
Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA	Gold
Ohura Precious Metal Industry Co., Ltd.	JAPAN	Gold
OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	RUSSIAN FEDERATION	Gold
OJSC Kolyma Refinery	RUSSIAN FEDERATION	Gold
PAMP S.A.	SWITZERLAND	Gold
Pease & Curren	UNITED STATES OF AMERICA	Gold
Penglai Penggang Gold Industry Co., Ltd.	CHINA	Gold
Planta Recuperadora de Metales SpA	CHILE	Gold
Precious Metals Sales Corp.	UNITED STATES OF AMERICA	Gold
Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION	Gold
PT Aneka Tambang (Persero) Tbk	INDONESIA	Gold

PX Precinox S.A.	SWITZERLAND	Gold
QG Refining, LLC	UNITED STATES OF AMERICA	Gold
Rand Refinery (Pty) Ltd.	SOUTH AFRICA	Gold
Realized the Enterprise Co., Ltd.	CHINA	Gold
Refinery of Seemine Gold Co., Ltd.	CHINA	Gold
Remondis Argentia B.V.	NETHERLANDS	Gold
Republic Metals Corporation	UNITED STATES OF AMERICA	Gold
Rio Tinto Group	AUSTRALIA	Gold
Royal Canadian Mint	CANADA	Gold
SAAMP	FRANCE	Gold
Sabin Metal Corp.	UNITED STATES OF AMERICA	Gold
Safimet S.p.A	ITALY	Gold
SAFINA A.S.	CZECHIA	Gold
Sai Refinery	INDIA	Gold
Samdok Metal	KOREA, REPUBLIC OF	Gold
Samwon Metals Corp.	KOREA, REPUBLIC OF	Gold
Sancus ZFS (L’Orfebre, SA)	COLUMBIA	Gold
SAXONIA Edelmetalle GmbH	GERMANY	Gold
Schone Edelmetaal B.V.	NETHERLANDS	Gold
Sellem Industries Ltd.	MAURITANIA	Gold
SEMPSA Joyeria Plateria S.A.	SPAIN	Gold
Shan Dong Huangjin	CHINA	Gold
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	Gold
Shandon Jin Jinyin Refining Limited	CHINA	Gold
Shandong Hengbang Smelter Co., Ltd.	CHINA	Gold
Shandong Humon Smelting Co., Ltd.	CHINA	Gold
Shandong penglai gold smelter	CHINA	Gold
Shandong Tarzan Bio-Gold Industry Co., Ltd.	CHINA	Gold
Shandong Yanggu Xiangguang Co., Ltd.	CHINA	Gold
Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA	Gold
Shenzhen Heng Zhong Industry Co., Ltd.	CHINA	Gold
Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA	Gold
Shirpur Gold Refinery Ltd.	INDIA	Gold
Sichuan Tianze Precious Metals Co., Ltd.	CHINA	Gold
Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Gold
Sino-Platinum Metals Co., Ltd.	CHINA	Gold
SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION	Gold
Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA	Gold
Sovereign Metals	INDIA	Gold
State Research Institute Center for Physical Sciences and Technology	LITHUANIA	Gold
Sudan Gold Refinery	SUDAN	Gold

Sumitomo Metal Mining Co., Ltd.	JAPAN	Gold
SungEel HiMetal Co., Ltd.	KOREA, REPUBLIC OF	Gold
Suntain Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Gold
Super Dragon Technology Co., Ltd.	CHINA	Gold
SuZhou ShenChuang recycling Ltd.	CHINA	Gold
T.C.A S.p.A	ITALY	Gold
Tai Perng	INDONESIA	Gold
TAIWAN TOTAI CO., LTD.	TAIWAN, PROVINCE OF CHINA	Gold
Tanaka Kikinzoku Kogyo K.K.	JAPAN	Gold
The Refinery of Shandong Gold Mining Co., Ltd.	CHINA	Gold
Tokuriki Honten Co., Ltd.	JAPAN	Gold
Tongling Nonferrous Metals Group Co., Ltd.	CHINA	Gold
Tony Goetz NV	BELGIUM	Gold
TOO Tau-Ken-Altyn	KAZAKHSTAN	Gold
Torecom	KOREA, REPUBLIC OF	Gold
Toyo Smelter & Refinery	JAPAN	Gold
Tsai Brother industries	TAIWAN, PROVINCE OF CHINA	Gold
Umicore Brasil Ltda.	BRAZIL	Gold
Umicore Precious Metals Thailand	THAILAND	Gold
Umicore S.A. Business Unit Precious Metals Refining	BELGIUM	Gold
United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA	Gold
Universal Precious Metals Refining Zambia	ZAMBIA	Gold
Valcambi S.A.	SWITZERLAND	Gold
Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA	Gold
WANG TING	CHINA	Gold
WIELAND Edelmetalle GmbH	GERMANY	Gold
Wuzhong Group	CHINA	Gold
Xiamen JInbo Metal Co., Ltd.	CHINA	Gold
Yamakin Co., Ltd.	JAPAN	Gold
Yamato Denki Ind. Co., Ltd.	JAPAN	Gold
Yokohama Metal Co., Ltd.	JAPAN	Gold
Yunnan Copper Industry Co., Ltd.	CHINA	Gold
Yunnan Gold Mining Group Co., Ltd. (YGMG)	CHINA	Gold
Zhaojun Maifu	CHINA	Gold
Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA	Gold
Zhongkuang Gold Industry Co., Ltd.	CHINA	Gold
Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	CHINA	Gold
Zhongshan Poison Material Proprietary Co., Ltd.	CHINA	Gold
Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA	Gold
Zhuhai toxic materials Monopoly Ltd.	CHINA	Gold
Zhuzhou Smelting Group Co., Ltd	CHINA	Gold
ANHUI HERRMAN IMPEX CO.	CHINA	Tantalum

Asaka Riken Co., Ltd.	JAPAN	Tantalum
Avon Specialty Metals Ltd	UNITED KINGDOM	Tantalum
Changsha South Tantalum Niobium Co., Ltd.	CHINA	Tantalum
CP Metals Inc.	UNITED STATES OF AMERICA	Tantalum
D Block Metals, LLC	UNITED STATES OF AMERICA	Tantalum
Douluoshan Sapphire Rare Metal Co Ltd	CHINA	Tantalum
E.S.R. Electronics	UNITED STATES OF AMERICA	Tantalum
Exotech Inc.	UNITED STATES OF AMERICA	Tantalum
F & X	CHINA	Tantalum
FIR Metals & Resource Ltd.	CHINA	Tantalum
Global Advanced Metals	UNITED STATES	Tantalum
Global Advanced Metals Aizu	JAPAN	Tantalum
Global Advanced Metals Boyertown	UNITED STATES OF AMERICA	Tantalum
Guangdong Rising Rare Metals-EO Materials Ltd.	CHINA	Tantalum
Guangdong Zhiyuan New Material Co., Ltd.	CHINA	Tantalum
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Tantalum
H.C. Starck Co., Ltd.	THAILAND	Tantalum
H.C. Starck GmbH Laufenburg	GERMANY	Tantalum
H.C. Starck Group	GERMANY	Tantalum
H.C. Starck Hermsdorf GmbH	GERMANY	Tantalum
H.C. Starck Inc.	UNITED STATES OF AMERICA	Tantalum
H.C. Starck Ltd.	JAPAN	Tantalum
H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tantalum
H.C. Starck Tantalum and Niobium GmbH	GERMANY	Tantalum
Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA	Tantalum
Hi-Temp	UNITED STATES	Tantalum
Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Jiangxi Richsea New Materials Co., Ltd.	CHINA	Tantalum
Jiangxi Tuohong New Raw Material	CHINA	Tantalum
Jiujiang Janny New Material Co., Ltd.	CHINA	Tantalum
JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA	Tantalum
Jiujiang Tanbre Co., Ltd.	CHINA	Tantalum
Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
KEMET Blue Metals	MEXICO	Tantalum
Kemet Blue Powder	UNITED STATES	Tantalum
KEMET Blue Powder	UNITED STATES	Tantalum
King-Tan Tantalum Industry Ltd.	CHINA	Tantalum
LSM Brasil S.A.	BRAZIL	Tantalum
Meta Materials	NORTH MACEDONIA, Republic	Tantalum
Metallurgical Products India Pvt. Ltd. (MPIL)	INDIA	Tantalum
Mineracao Taboca S.A.	BRAZIL	Tantalum
Mitsui Mining & Smelting	JAPAN	Tantalum

Nantong Tongjie Electrical Co., Ltd.	CHINA	Tantalum
Ningxia Non-Ferrous Metal Smeltery	CHINA	Tantalum
NPM Silmet AS	ESTONIA	Tantalum
Plansee	AUSTRIA	Tantalum
Plansee SE Liezen	AUSTRIA	Tantalum
Plansee SE Reutte	AUSTRIA	Tantalum
PM Kalco Inc	UNITED STATES OF AMERICA	Tantalum
QuantumClean	UNITED STATES OF AMERICA	Tantalum
Resind Ind e Com Ltda.	BRAZIL	Tantalum
Shanghai Jiangxi Metals Co. Ltd	CHINA	Tantalum
Solikamsk	RUSSIAN FEDERATION	Tantalum
Taki Chemical Co., Ltd.	JAPAN	Tantalum
Tantalite Resources	SOUTH AFRICA	Tantalum
Telex Metals	UNITED STATES OF AMERICA	Tantalum
Tranzact, Inc.	UNITED STATES	Tantalum
ULBA	KAZAKHSTAN	Tantalum
XinXing HaoRong Electronic Material Co., Ltd.	CHINA	Tantalum
Yanling Jincheng Tantalum & Niobium Co., Ltd.	CHINA	Tantalum
Yichun Jin Yang Rare Metal Co., Ltd.	CHINA	Tantalum
Zhuzhou Cemented Carbide	CHINA	Tantalum
Alent plc	UNITED STATES OF AMERICA	Tin
American Iron and Metal	CANADA	Tin
An Thai Minerals Co., Ltd.	VIET NAM	Tin
An Vinh Joint Stock Mineral Processing Company	VIETNAM	Tin
Angelcast Enterprise Co., Ltd.	CHINA	Tin
Arco Alloys	UNITED STATES OF AMERICA	Tin
Asahiseiren Co., Ltd.	JAPAN	Tin
BML	INDONESIA	Tin
Brinkmann Chemie AG	GERMANY	Tin
CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL	Tin
Chenzhou Yun Xiang mining limited liability company	CHINA	Tin
Chifeng Dajingzi Tin Industry Co., Ltd.	CHINA	Tin
China Rare Metal Material Co., Ltd.	CHINA	Tin
China Tin (Hechi)	CHINA	Tin
Chofu Works	JAPAN	Tin
CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Tin
Cooper Santa	BRAZIL	Tin
CV Ayi Jaya	INDONESIA	Tin
CV DS Jaya Abadi	INDONESIA	Tin
CV Dua Sekawan	INDONESIA	Tin
CV Duta Putra Bangka	INDONESIA	Tin
CV Gita Pesona	INDONESIA	Tin

CV Makmur Jaya	INDONESIA	Tin
CV Tiga Sekawan	INDONESIA	Tin
CV United Smelting	INDONESIA	Tin
CV Venus Inti Perkasa	INDONESIA	Tin
Dongguan CiEXPO Environmental Engineering Co., Ltd.	CHINA	Tin
Dongguan City Xida Soldering Tin Products Co.	CHINA	Tin
Dongguan Qiandao Metal Tin Product Co., Ltd.	CHINA	Tin
Dowa	JAPAN	Tin
Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIETNAM	Tin
EM Vinto	BOLIVIA (plurinational state of)	Tin
Estanho de Rondonia S.A.	BRAZIL	Tin
Feinhütte Halsbrücke GmbH	GERMANY	Tin
Fenix Metals	POLAND	Tin
Fuji Metal Mining Corp.	JAPAN	Tin
Gejiu City Fuxiang Industry and Trade Co., Ltd.	CHINA	Tin
Gejiu Fengming Metallurgy Chemical Plant	CHINA	Tin
Gejiu Jin Ye Mineral Co., Ltd.	CHINA	Tin
Gejiu Kai Meng Industry and Trade LLC	CHINA	Tin
Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA	Tin
GEJIU YE LIAN CHANG	CHINA	Tin
Gejiu Yunxi Group Corp.	CHINA	Tin
Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA	Tin
Gejiu Zi-Li	CHINA	Tin
Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	CHINA	Tin
GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	CHINA	Tin
Guangxi Nonferrous Metals Group	CHINA	Tin
Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	CHINA	Tin
Guanyang Guida Nonferrous Metal Smelting Plant	CHINA	Tin
Hezhou Jinwei Tin Co., Ltd.	CHINA	Tin
Hongqiao Metals (Kunshan) Co., Ltd.	CHINA	Tin
HuiChang Hill Tin Industry Co., Ltd.	CHINA	Tin
Huichang Jinshunda Tin Co., Ltd.	CHINA	Tin
Hulterworth Smelter	CHINA	Tin
Hunan Xianghualing tin	CHINA	Tin
IBF IND BRASILEIRA DE FERROLIGAS LTDA	BRAZIL	Tin
ISHIKAWA METAL CO.,LTD.	JAPAN	Tin
Jau Jang Enterprise Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tin
JAU JANQ ENTERPRISE CO., LTD.	TAIWAN	Tin
Jiang Jia Wang Technology Co.	CHINA	Tin
Jiangxi Ketai Advanced Material Co., Ltd.	CHINA	Tin
Jiangxi Nanshan	CHINA	Tin

Jiangxi Nanshan	CHINA	Tin
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tin
Ju Tai Industrial Co., Ltd.	CHINA	Tin
Ketabang	INDONESIA	Tin
KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	Czech Republic	Tin
Kundur Smelter	INDONESIA	Tin
LIAN JING	CHINA	Tin
Linwu Xianggui Ore Smelting Co., Ltd.	CHINA	Tin
Luna Smelter, Ltd.	RWANDA	Tin
M/s ECO Tropical Resources	SINGAPORE	Tin
Ma An Shan Shu Guang Smelter Corp.	CHINA	Tin
Ma'anshan Weitai Tin Co., Ltd.	CHINA	Tin
Magnu's Minerais Metais e Ligas Ltda.	BRAZIL	Tin
Malaysia Smelting Corporation (MSC)	MALAYSIA	Tin
Materials Eco-Refining Co., Ltd.	JAPAN	Tin
Melt Metais e Ligas S.A.	BRAZIL	Tin
Metahub Industries Sdn. Bhd.	MALAYSIA	Tin
Metallic Resources, Inc.	UNITED STATES OF AMERICA	Tin
Metallo Belgium N.V.	BELGIUM	Tin
Metallo Spain S.L.U.	SPAIN	Tin
Metallum Group Holding NV	BELGIUM	Tin
Minchali Metal Industry Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tin
Mineracao Taboca S.A.	BRAZIL	Tin
Ming Li Jia smelt Metal Factory	CHINA	Tin
Mining and processing tin-tungsten ore Giang Son - VQB Co., Ltd.	VIETNAM	Tin
Minmetals Ganzhou Tin Co. Ltd.	CHINA	Tin
Minsur	PERU	Tin
Mitsubishi Materials Corporation	JAPAN	Tin
Modeltech Sdn Bhd	MALAYSIA	Tin
Morigin Company	JAPAN	Tin
Ney Metals and Alloys	UNITED STATES OF AMERICA	Tin
Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIETNAM	Tin
Nihon Kagaku Sangyo Co., Ltd	JAPAN	Tin
Ningbo Jintian copper (Group ) Company Limited	CHINA	Tin
O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND	Tin
O.M. Manufacturing Philippines, Inc.	PHILIPPINES	Tin
Old City Metals Processing Co., Ltd.	CHINA	Tin
OMODEO A. E S. METALLEGHE SRL	ITALY	Tin
OMSA	BOLIVIA (plurinational state of)	Tin
Pan Light Corporation	TAIWAN, PROVINCE OF CHINA	Tin
Phoenix Metal Ltd.	RWANDA	Tin
Pongpipat Company Limited	MYANMAR	Tin

Precious Minerals and Smelting Limited	INDIA	Tin
PT Alam Lestari Kencana	INDONESIA	Tin
PT Aries Kencana Sejahtera	INDONESIA	Tin
PT ATD Makmur Mandiri Jaya	INDONESIA	Tin
PT Babel Inti Perkasa	INDONESIA	Tin
PT Babel Surya Alam Lestari	INDONESIA	Tin
PT Bangka Kudai Tin	INDONESIA	Tin
PT Bangka Prima Tin	INDONESIA	Tin
PT Bangka Serumpun	INDONESIA	Tin
PT Bangka Timah Utama Sejahtera	INDONESIA	Tin
PT Bangka Tin Industry	INDONESIA	Tin
PT Belitung Industri Sejahtera	INDONESIA	Tin
PT Bukit Timah	INDONESIA	Tin
PT Cipta Persada Mulia	INDONESIA	Tin
PT DS Jaya Abadi	INDONESIA	Tin
PT Eunindo Usaha Mandiri	INDONESIA	Tin
PT Fang Di MulTindo	INDONESIA	Tin
PT HP Metals Indonesia	INDONESIA	Tin
PT Inti Stania Prima	INDONESIA	Tin
PT Justindo	INDONESIA	Tin
PT Karimun Mining	INDONESIA	Tin
PT Kijang Jaya Mandiri	INDONESIA	Tin
PT Koba Tin	INDONESIA	Tin
PT Lautan Harmonis Sejahtera	INDONESIA	Tin
PT Menara Cipta Mulia	INDONESIA	Tin
PT Mitra Stania Prima	INDONESIA	Tin
PT Mitra Sukses Globalindo	INDONESIA	Tin
PT NATARI	INDONESIA	Tin
PT O.M. Indonesia	INDONESIA	Tin
PT Panca Mega Persada	INDONESIA	Tin
PT Pelat Timah Nusantara Tbk	INDONESIA	Tin
PT Premium Tin Indonesia	INDONESIA	Tin
PT Prima Timah Utama	INDONESIA	Tin
PT Rajawali Rimba Perkasa	INDONESIA	Tin
PT Refined Bangka Tin	INDONESIA	Tin
PT Sariwiguna Binasentosa	INDONESIA	Tin
PT Seirama Tin Investment	INDONESIA	Tin
PT Singkep Times Utama	INDONESIA	Tin
PT Stanindo Inti Perkasa	INDONESIA	Tin
PT Sukses Inti Makmur	INDONESIA	Tin
PT Sumber Jaya Indah	INDONESIA	Tin
PT Supra Sukses Trinusa	INDONESIA	Tin

PT Timah Nusantara	INDONESIA	Tin
PT Timah Tbk Mentok	INDONESIA	Tin
PT Tinindo Inter Nusa	INDONESIA	Tin
PT Tirus Putra Mandiri	INDONESIA	Tin
PT Tommy Utama	INDONESIA	Tin
PT Wahana Perkit Jaya	INDONESIA	Tin
PT Yinchendo Mining Industry	INDONESIA	Tin
PT.HANJAYA PERKASA METALS	INDONESIA	Tin
Resind Ind e Com Ltda.	BRAZIL	Tin
Rui Da Hung	TAIWAN, PROVINCE OF CHINA	Tin
S. Izaguirre	SPAIN	Tin
SA Minsur	PERU	Tin
Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF	Tin
SGS	BOLIVIA	Tin
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA	Tin
Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	CHINA	Tin
ShangHai YueQiang Metal Products Co., LTD	CHINA	Tin
Shapiro	UNITED STATES OF AMERICA	Tin
Shen zhen qi xiang da hua gong gong si	CHINA	Tin
Shenzhen Hong Chang Metal Manufacturing Factory	CHINA	Tin
Sichuan Guanghan Jiangnan casting smelters	CHINA	Tin
Sigma Tin Alloy Co., Ltd.	CHINA	Tin
Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA	Tin
Smelter not listed	RUSSIAN FEDERATION	Tin
Smelter not listed	CHINA	Tin
Soft Metais Ltda.	BRAZIL	Tin
Solder Court Ltd.	CHINA	Tin
Solder Court Ltd.	CHINA	Tin
Spectro Alloys Corp.	UNITED STATES OF AMERICA	Tin
Stretti	MALAYSIA	Tin
Super Ligas	BRAZIL	Tin
Suzhou Nuonengda Chemical Co., Ltd.	CHINA	Tin
Taicang City Nancang Metal Material Co., Ltd.	CHINA	Tin
Taiwan high-tech Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tin
Taiwan Huanliang	TAIWAN, PROVINCE OF CHINA	Tin
Taiwan qinggao qiye you xian gong si	TAIWAN, PROVINCE OF CHINA	Tin
Taiwan's lofty Enterprises Ltd.	TAIWAN, PROVINCE OF CHINA	Tin
TAP	UNITED STATES OF AMERICA	Tin
Thai Nguyen Mining and Metallurgy Co., Ltd.	VIETNAM	Tin
Thai Solder Industry Corp., Ltd.	THAILAND	Tin
Thailand Mine Factory	THAILAND	Tin
Three green surface technology limited company	CHINA	Tin

Tianshui Ling Bo Technology Co., Ltd.	CHINA	Tin
TIN PLATING GEJIU	CHINA	Tin
Tin Technology & Refining	UNITED STATES OF AMERICA	Tin
TONG LONG	CHINA	Tin
Tongding Metal Material Co.,Ltd.	CHINA	Tin
Top-Team Technology (Shenzhen) Ltd.	CHINA	Tin
Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIETNAM	Tin
Untracore Co., Ltd.	THAILAND	Tin
VQB Mineral and Trading Group JSC	VIET NAM	Tin
Wang Yu Manufacturing Co. Ltd.	CHINA	Tin
WELLEY	TAIWAN, PROVINCE OF CHINA	Tin
White Solder Metalurgia e Mineracao Ltda.	BRAZIL	Tin
Wilhelm Westmetall	GERMANY	Tin
WONIL METAL Co., Ltd.	KOREA, REPUBLIC OF	Tin
Wu Xi Shi Yi Zhang Ji Xe She Bei Company	CHINA	Tin
WUJIANG CITY LUXE TIN FACTORY	CHINA	Tin
Wuxi Lantronic Electronic Co Ltd	CHINA	Tin
Xiamen Honglu Tungsten Molybdenum Co., Ltd.	CHINA	Tin
Xianghualing Tin Industry Co., Ltd.	CHINA	Tin
Xianghualing Tin Minerals	CHINA	Tin
Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA	Tin
XURI	CHINA	Tin
Yao Zhang	CHINA	Tin
YH(Yunnan)	CHINA	Tin
Yifeng Tin	CHINA	Tin
Yiquan Manufacturing	CHINA	Tin
Yuecheng Tin Co., Ltd.	CHINA	Tin
Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA	Tin
Yunnan Chengo Electric Smelting Plant	CHINA	Tin
Yunnan Copper Zinc Industry Co., Ltd.	CHINA	Tin
Yunnan Geiju Smelting Corp.	CHINA	Tin
Yunnan Industrial Co., Ltd.	CHINA	Tin
Yunnan Malipo Baiyi Kuangye Co.	CHINA	Tin
Yunnan Tin Company Limited	CHINA	Tin
Yunnan Yunfan Non-ferrous Metals Co., Ltd.	CHINA	Tin
Zhongshan Jinye Smelting Co.,Ltd	CHINA	Tin
Zhuhai Quanjia	CHINA	Tin
A.L.M.T. Corp.	JAPAN	Tungsten
ACL Metais Eireli	BRAZIL	Tungsten
Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	BRAZIL	Tungsten
Asia Tungsten Products Vietnam Ltd.	VIETNAM	Tungsten
Chaozhou Xianglu Tungsten Industry Co., Ltd.	CHINA	Tungsten

Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA	Tungsten
China Minmetals Nonferrous Metals Co Ltd	CHINA	Tungsten
China Molybdenum Co., Ltd.	CHINA	Tungsten
China National Non Ferrous	CHINA	Tungsten
Chongyi Zhangyuan Tungsten Co., Ltd.	CHINA	Tungsten
CNMC (Guangxi) PGMA Co., Ltd.	CHINA	Tungsten
Cronimet Brasil Ltda	BRAZIL	Tungsten
DAIDO STEEL	JAPAN	Tungsten
Dayu Jincheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Dayu Weiliang Tungsten Co., Ltd.	CHINA	Tungsten
Fujian Ganmin RareMetal Co., Ltd.	CHINA	Tungsten
Fujian Jinxin Tungsten Co., Ltd.	CHINA	Tungsten
Ganxian Shirui New Material Co., Ltd.	CHINA	Tungsten
Ganzhou Beseem Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Grand Sea W & Mo Group Co Ltd	CHINA	Tungsten
Ganzhou Haichuang Tungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA	Tungsten
Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA	Tungsten
Ganzhou Seadragon W & Mo Co., Ltd.	CHINA	Tungsten
Ganzhou Yatai Tungsten Co., Ltd.	CHINA	Tungsten
Global Tungsten & Powders Corp.	UNITED STATES OF AMERICA	Tungsten
Golden Egret Special Allloy Coop.	CHINA	Tungsten
Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA	Tungsten
H.C. Starck Smelting GmbH & Co. KG	GERMANY	Tungsten
H.C. Starck Tungsten GmbH	GERMANY	Tungsten
HC Starck GmbH	GERMANY	Tungsten
Hitachi Metals, Ltd.	JAPAN	Tungsten
Hunan Chenzhou Mining Co., Ltd.	CHINA	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	CHINA	Tungsten
Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	CHINA	Tungsten
Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Hunan Litian Tungsten Industry Co., Ltd.	CHINA	Tungsten
Hydrometallurg, JSC	RUSSIAN FEDERATION	Tungsten
Japan New Metals Co., Ltd.	JAPAN	Tungsten
Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA	Tungsten
Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA	Tungsten
Jiangxi Xianglu Tungsten Co., Ltd.	CHINA	Tungsten
Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA	Tungsten
Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA	Tungsten
Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA	Tungsten

JSC "Kirovgrad Hard Alloys Plant"	RUSSIAN FEDERATION	Tungsten
Kennametal Fallon	UNITED STATES OF AMERICA	Tungsten
Kennametal Huntsville	UNITED STATES OF AMERICA	Tungsten
KGETS Co., Ltd.	KOREA, REPUBLIC OF	Tungsten
Lianyou Metals Co., Ltd.	TAIWAN, PROVINCE OF CHINA	Tungsten
Luoyang Mudu Tungsten & Molybdenum Technology Co., Ltd	CHINA	Tungsten
Malipo Haiyu Tungsten Co., Ltd.	CHINA	Tungsten
Masan High-Tech Materials	VIETNAM	Tungsten
Mehra Ferro-Alloys Pvt. Ltd.	INDIA	Tungsten
Moliren Ltd.	RUSSIAN FEDERATION	Tungsten
Nanchang Cemented Carbide Limited Liability Company	CHINA	Tungsten
Niagara Refining LLC	UNITED STATES OF AMERICA	Tungsten
Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA	Tungsten
NPP Tyazhmetprom LLC	RUSSIAN FEDERATION	Tungsten
Philippine Chuangxin Industrial Co., Inc.	PHILIPPINES	Tungsten
Pobedit, JSC	RUSSIAN FEDERATION	Tungsten
Sanher Tungsten Vietnam Co., Ltd.	VIET NAM	Tungsten
South-East Nonferrous Metal Company Limited of Hengyang City	CHINA	Tungsten
Tejing (Vietnam) Tungsten Co., Ltd.	VIETNAM	Tungsten
Toshiba Material Co., Ltd.	CHINA	Tungsten
Tungsten Diversified Industries LLC	UNITED STATES OF AMERICA	Tungsten
Unecha Refractory metals plant	RUSSIAN FEDERATION	Tungsten
Vietnam Youngsun Tungsten Industry Co., Ltd.	VIET NAM	Tungsten
Voss Metals Company, Inc.	UNITED STATES	Tungsten
WBH	AUSTRIA	Tungsten
Wolfram Company CJSC	RUSSIAN FEDERATION	Tungsten
Woltech Korea Co., Ltd.	KOREA, REPUBLIC OF	Tungsten
Xiamen H.C.	CHINA	Tungsten
Xiamen Tungsten Co., Ltd.	CHINA	Tungsten
Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	CHINA	Tungsten
Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA	Tungsten
Zhuzhou Cemented Carbide Group Co Ltd	CHINA	Tungsten

Caution Concerning Forward-Looking Statements
Certain statements in this report may be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “future,” “plans,” and “intends,” and similar expressions are used to identify these forward-looking statements. Examples of forward-looking statements include statements relating to our future plans, and any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. Risks that may cause these forward-looking statements to be inaccurate include: failure to carry out these plans in a timely manner or at all; lack of cooperation or progress by our suppliers, their respective suppliers and smelters; or lack of progress by smelter or refiner validation programs for conflict minerals (including the possibility of inaccurate information, fraud and other irregularities). These statements are not guarantees and are subject to risks, uncertainties and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made and we undertake no obligation to update or revise any forward-l